ACQUISITION AGREEMENT


                                     BETWEEN


                      Genesis Capital Corporation of Nevada

                                       AND

                             Power Exploration, Inc.



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                              ACQUISITION AGREEMENT
                                TABLE OF CONTENTS

Purchase and Sale.............................................................2

Purchase Price................................................................2

Warranties and Representations of Genesis ....................................2

Warranties and Representations of Power.......................................5

Term..........................................................................7

The Power Shares..............................................................7

Conditions Precedent to Closing...............................................7

Termination...................................................................8

Exhibits......................................................................8

Miscellaneous Provisions......................................................8

Closing.......................................................................9

Effective Date ...............................................................9

Governing Law.................................................................9

Counterparts..................................................................9

Index to  Exhibits ...........................................................10





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                              ACQUISITION AGREEMENT

         THIS ACQUISITION AGREEMENT dated February ___, 2000, by, between and among Genesis Capital Corporation of Nevada, a Nevada Corporation ("Genesis"), and Power Exploration, Inc., a Nevada corporation, ("Power").

     WHEREAS, Genesis owns 100% of the issued and outstanding shares of The Lincoln Health Fund, Inc., a Delaware corporation ("Lincoln"); and

     WHEREAS, Genesis desires to sell and Power desires to purchase one hundred (100%) percent of such shares;

     NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties herein contained, the parties hereby agree as follows:

I. Purchase and Sale. Genesis hereby agrees to sell, transfer, assign and convey to Power and Power hereby agrees to purchase and acquire from Genesis, one hundred (100%) percent of the issued and outstanding common stock of Lincoln (the "Lincoln Shares"), which shares are owned by Genesis, in a reorganization that is intended to be a tax-free exchange of shares of stock.

II. Purchase Price. The aggregate purchase price to be paid by Power for the Lincoln Shares shall be 600,000 shares of Power common voting stock (the "Power Purchase Shares").

III. Warranties and Representations of Genesis. In order to induce Power to enter into the Agreement and to complete the transaction contemplated hereby, Genesis warrants and represents to Power that:

     A. Organization and Standing. Genesis is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, is qualified to do business as a foreign corporation in every other state or jurisdiction in which it operates to the extent required by the laws of such states and jurisdictions, and has full power and authority to carry on its business as now conducted and to own and operate its assets, properties and business. No changes thereto will be made in any of the said documents before the Closing. Lincoln is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, is qualified to do business as a foreign corporation in every other state or jurisdiction in which it operates to the extent required by the laws of such states and jurisdictions, and has full power and authority to carry on its business as now conducted and to own and operate its assets, properties and business. No changes thereto will be made in any of the said documents before the Closing.

     B. Capitalization. As of February 16, 2000, the Lincoln Shares constitute one hundred


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          percent (100%) of the equity capital of Lincoln, which includes, inter alia, one hundred percent (100%) of Genesis's voting power, right to receive dividends, when, as and if declared and paid, and the right to receive the proceeds of liquidation attributable to its ownership of the Lincoln shares, if any.

     C. Ownership of the Lincoln Shares. As of the Date hereof, Genesis is the sole owner of the Lincoln Shares, free and clear of all liens, encumbrances and restrictions of any nature whatsoever, except by reason of the fact that the Lincoln Shares will not have been registered under the Securities Act of 1933 (the "33 Act"), or any applicable State Securities laws.

     D. Taxes. Genesis has filed or caused to be filed all federal, state and local income or other tax returns and reports that it or Lincoln is required to file with all governmental agencies, wherever situate, and has paid or accrued for payment all taxes as shown on such returns, such that a failure to file, pay or accrue will not have a material adverse effect on Genesis or Lincoln.

     E. Pending Actions. Except as may be disclosed in the Form 10SB filed by Genesis October 26, 1999, a copy of which is attached as exhibit "A," there are no material legal actions, lawsuits, proceedings or investigations, either administrative or judicial, pending or threatened, against or affecting Genesis or Lincoln or that arise out of the operation of those corporations. Neither Genesis nor Lincoln is not in violation of any law, material ordinance or regulation of any
          kind  whatever,   including,  but  not  limited  to  laws,  rules  and
          regulations governing the sale of its products, the 33 Act, the Securities Exchange Act of 1934, as amended (the "34 Act") the Rules and Regulations of the U.S. Securities and Exchange Commission ("SEC"), or the Securities Laws and Regulations of any state.

     F. Governmental Regulation. Genesis and Lincoln hold the licenses and registrations necessary to permit them to conduct their current business. All of such licenses and registrations are in full force and effect, and there are no proceedings, hearings or other actions pending that may affect the validity or continuation of any of them. No approval of any other trade or professional association or agency of government is required for any of the transactions effected by this Agreement, and the completion of the transactions contemplated by the Agreement will not, in and of themselves, affect or jeopardize the validity or continuation of any of them.

     G. Ownership of Assets. Genesis has good, marketable title, without any liens or encumbrances of any nature whatever, to all of the Lincoln Shares. Lincoln has good, marketable title, without any liens or encumbrances of any nature whatever, other than an ad velorem tax lien in the approximate amount of $36,000 for property taxes, to one parcel of real property containing approximately 10.9 acres, which is located on Meadowbrook Drive in Fort Worth, Texas, Abstract 1133, tracts 1C, 1C1, 1K, 1L, and

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          Lot 2B of Bullard Subdivision, Fort Worth, Texas. (Exhibit "B"

     H. Corporate Records. All of Genesis's books and records, including, without limitation, the books of account, corporate records, minute book, stock certificate books and other records of Genesis, and all books and records, including, without limitation, the books of account, corporate records, minute book, stock certificate books and other records of Lincoln, are up-to-date, complete and reflect accurately and fairly the conduct of the business in all material respects since the dates of incorporation of Genesis and Lincoln respectively.

     I. No Misleading Statements or Omissions. Neither the Agreement nor any financial statement, exhibit, schedule or document attached hereto or presented to Power in connection herewith, contains any materially misleading statement, or omits any fact or statement necessary to make the other statements or facts therein set forth not materially misleading.

     J. Validity of the Agreement. All corporate and other proceedings required to be taken by Genesis in order to enter into and to carry out the Agreement have been duly and properly taken. The Agreement has been duly executed by Genesis, and constitutes the valid and binding obligation of Genesis, except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws relating to or affecting generally the enforcement of creditors rights. The execution and delivery of the Agreement and the carrying out of its purposes will not result in the breach of any of the terms or conditions of, or constitute a default under or violate Genesis's Certificate of Incorporation or document of undertaking, oral or written, to which Genesis is a party or is bound or may be affected, nor will such execution, delivery and carrying out violate any order, writ, injunction, decree, law, rule or regulation of any court, regulatory agency or other governmental body; and the business now conducted by Genesis and/or Lincoln can continue to be so conducted after completion of the transaction contemplated hereby.

     K. Enforceability of the Agreement. When duly executed and delivered, the Agreement and the Exhibits hereto which are incorporated herein and made a part hereof are legal, valid, and enforceable by Power according to their terms, except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws relating to or affecting generally the enforcement of creditors rights and that at the time of such execution and delivery, Power will have acquired title in and to the Lincoln Shares free and clear of all claims, liens and encumbrances.

     L. Access to Books and Records. Power will have full and free access to the books of Lincoln during the course of this transaction prior to Closing, during regular business hours.


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     M.   Genesis's Financial Statements. Genesis's Balance Sheet and Profit and
          Loss statement for the year ended September 30, 1999, are included in the Form 10SB attached hereto as Exhibit "A", and accurately describe Genesis's financial position as of the dates thereof.

     N. Lincoln's Financial Statements. Lincoln's Balance Sheet and Profit and Loss statement attached hereto as Exhibit "C", accurately describes Lincoln's financial position as of the dates thereof.

IV. Warranties and Representations of Power. In order to induce Genesis to enter into the Agreement and to complete the transaction contemplated hereby, Power warrants and represents to Genesis that:

     A. Organization and Standing. Power is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, is qualified to do business as a foreign corporation in every other state in which it operates to the extent required by the laws of such states, and has full power and authority to carry on its business as now conducted and to own and operate its assets, properties and business.

     B. Capitalization Power's entire authorized equity capital consists of shares of voting common stock, $.02 par value. As of the Closing, Power will have 50,000,000 shares Common Stock, $.02 par value, authorized, of which 9,581,140 shares of voting common stock of Power will be issued and outstanding, which does not include the 600,000 shares being issued to Genesis hereunder pursuant to Section 4(2) of the '33 Act, at closing. Upon issuance, all of the Power Common Stock will be validly issued fully paid and non-assessable. The relative rights and preferences of Power's equity securities are set forth in the Articles of Incorporation, as amended and Power's By- Laws. Except as set forth above, there are no voting or equity securities convertible into voting stock, and no outstanding subscriptions, warrants, calls, options, rights, commitments or agreements by which Power is bound, calling for the issuance of any additional shares of common stock or any other voting or equity security. The By- Laws of Power provide that a simple majority of the shares voting at a stockholders' meeting at which a quorum is present may elect all of the directors of Power. Cumulative voting is not provided for by the By-Laws or Articles of Incorporation of Power. Accordingly, as of the Closing the 600,000 shares being issued to and acquired by Genesis will constitute approximately 5.8% of the Common Shares of Power which will then be issued and outstanding, which includes inter alia, that same percentage of Power's voting power, right to receive dividends, when, as and if declared and paid, and the right to receive the proceeds of liquidation attributable to common stock, if any.

     C. Ownership of Shares. By Power's issuance of the Power Shares to Genesis pursuant to the Agreement, the Shareholders will thereby acquire good absolute marketable

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          title  thereto,  free  and  clear  of  all  liens,   encumbrances  and
          restrictions of any nature whatsoever, except by reason of the fact that such Power shares will not have been registered under the '33 Act.

          D. Taxes. Power has filed all federal, state and local income or other tax returns and reports that it is required to file with all governmental agencies, wherever situate. All of such returns are true and complete.

          E. No Pending Actions. Except as may be disclosed in the Form 10-KSB filed by Power January 14, 2000, a copy of which is attached as exhibit "D," There are no legal actions, lawsuits, proceedings or investigations, either administrative or judicial, pending or threatened, against or affecting Power, or against any of Power's officers or directors and arising out of their operation of Power. Power has been in compliance with, and has not received notice of violation of any law, ordinance or regulation of any kind whatever, including, but not limited to, the '33 Act, the '34 Act, the Rules and Regulations of the SEC or the Securities Laws and Regulations of any state. Power is not now and never has been required to file reports under the '33 Act or the '34 Act.

          F. Corporate Records. All of Power's books and records, including without limitation, its book of account, corporate records, minute book, stock certificate books and other records are up-to-date, complete and reflect accurately and fairly the conduct of its business in all respects since its date of incorporation.

          G. No Misleading Statements or Omissions. Neither the Agreement nor any financial statement, exhibit, schedule or document attached hereto or presented to Genesis in connection herewith contains any materially misleading statement, or omits any fact or statement necessary to make the other statements of facts therein set forth not materially misleading.

          H. Validity of the Agreement. All corporate action and proceedings required to be taken by Power in order to enter into and to carry out the Agreement have been duly and properly taken. The Agreement has been duly executed by Power, and constitutes a valid and binding obligation of Power. The execution and delivery of the Agreement and the carrying out of its purposes will not result in the breach of any of the terms or conditions of, or constitute a default under or violate, Power's Certificate of Incorporation or By- Laws, or any agreement, lease, mortgage, bond, indenture, license or other document or undertaking, oral or written, to which Power is a party or is bound or may be affected, nor will such execution, delivery and carrying out violate any order, writ, injunction, decree, law, rule or regulation of any court regulatory agency or other governmental body.

          I.   Enforceability   of  the   Agreement.   When  duly  executed  and
               delivered, the Agreement and the Exhibits hereto which are



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               incorporated  herein and made a part hereof are legal, valid, and enforceable by Genesis according to their terms, and that at the time of such execution and delivery, Genesis will have acquired good, marketable title in and to the Power Common Shares acquired pursuant hereto, free and clear of all liens and encumbrances.

          J. Access to Books and Records. Genesis will have full and free access to Power's books and records during the course of this transaction prior to and at the Closing.

          K. Power Financial Condition. The financial condition of Power is set forth in the financial statements contained in Power's Form 10-KSB, attached hereto as Exhibit "D."

V. Term. All representations, warranties, covenants and agreements made herein and in the exhibits attached hereto shall survive the execution and delivery of the Agreement and payment pursuant thereto.

VI. The Power Shares. All of the Power Common Shares shall be validly issued, fully-paid and non-assessable shares of Power Common Stock, with full voting rights, dividend rights, and the right to receive the proceeds of liquidation, if any, as set forth in the respective Articles of Incorporation.

VII. Conditions Precedent to Closing.

          A. The obligations of Genesis under the Agreement shall be and are subject to fulfillment, prior to or at the Closing of each of the following conditions:

               1. That Power and its management representations and warranties contained herein shall be true and correct at the time of closing date as if such representations and warranties were made at such time;

               2. That Power and its management shall have performed or complied with all agreements, terms and conditions required by the Agreement to be performed or complied with by them prior to or at the time of Closing;

               3. That Power's stockholders, by proper and sufficient vote, shall have properly approved all of the matters described in
                    Section VII(B)(1) herein, if required to do so under Nevada Corporate Law; and

          B. The obligations of Power under the Agreement shall be and are subject to fulfillment, prior to, at the Closing or subsequent to the Closing of each of the following conditions:

               1.   That  Power   stockholders,   if  necessary  by  proper  and
                    sufficient


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                    vote of its stockholders,  shall have approved the Agreement and the transactions contemplated hereby and will have approved such other changes as are consistent with the Agreement for submission to Power stockholders, if required to do so under Nevada Corporate Law;

               2. That Genesis's representations and warranties contained herein shall be true and correct at the time of Closing as if such representations and warranties were made at such time; and

               3. That Genesis shall have performed or complied with all agreements, terms and conditions required by the Agreement to be performed or complied with by it prior to or at the time of Closing.

               4. That the parties jointly and severally indemnify and hold harmless Power's former officers, directors, agents and affiliates against any claims or liabilities, including reasonable attorney's fees and other reasonable defense costs incurred in defending such claims or liabilities, resulting from any claims or liabilities asserted against them as to any material misrepresentation or omissions in the Agreement made by any party hereto.

VIII.Termination.  The  Agreement  may be  terminated  at any time  before or at
     Closing, by:


          A.   The mutual agreement of the parties;

          B.   Any party if:

               1. Any provision of the Agreement applicable to a party shall be materially untrue or fail to be accomplished.

               2. Any legal proceeding shall have been instituted or shall be imminently threatening to delay, restrain or prevent the consummation of the Agreement.

Upon termination of the Agreement for any reason, in accordance with the terms and conditions set forth in this paragraph, each said party shall bear all costs and expenses as each party has incurred and no party shall be liable to the other.

IX. Exhibits. All Exhibits attached hereto are incorporated herein by this reference as if they were set forth in entirety.

X. Miscellaneous Provisions. This Agreement is the entire agreement between the parties in respect of the subject matter hereof, and there are no other agreements, written or oral, nor may the Agreement be modified except in writing and executed by all of the parties hereto. The failure to insist upon strict compliance with any of the terms, covenants or conditions of

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     the Agreement shall not be deemed a waiver or  relinquishment of such right or power at any other time or times.

XI. Closing. The Closing of the transactions contemplated by the Agreement ("Closing") shall take place at 1:00 P.M. on the first business day after the stockholders of Power approve this transaction, if approval is required or on February 9, 2000, whichever is sooner, if shareholder approval is not required or can be obtained subsequent to closing by shareholder ratification. The Closing shall occur at the offices of Genesis located at 268 West 400 South, Salt Lake City, Utah 84101 or such other date and place as the parties hereto shall agree upon. At the Closing, all of the documents and items referred to herein shall be exchanged.

XII. Effective Date. The effective date of this agreement shall be February 9, 2000.

XIII.Governing Law. The Agreement shall be governed by and construed in accordance with the internal laws of the State of Nevada.

XIV. Counterparts. The Agreement may be executed in duplicate facsimile counterparts, each of which shall be deemed an original and together shall constitute one and the same binding Agreement, with one counterpart being delivered to each party hereto.

         IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the date and year above first written.


Genesis Capital Corporation of Nevada

By:
    --------------------------------------


Its:   President


Power Exploration, Inc.


By:  /s/ Joe Bill Bennett
    --------------------------------------
         Joe Bill Bennett

Its:   President



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                                INDEX TO EXHIBITS

Exhibit No.                Description

A                          Genesis's Form 10-SB.

B                          Deed of Texas property to Lincoln & Tax Notice.

C                          Lincoln's financial statements.

D                          Power's Form 10-KSB.




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